UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 24, 2005

TRESTLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, # 105 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. - OTHER EVENTS.
On October 21, 2005, the Company issued a press release announcing that its has submitted a pre-market notification or 510(k) with the US Food and Drug Administration (FDA) for clearance of its digital pathology whole-slide imaging System as a Class II device.

This submission specifically seeks to qualify the use of the Company’s proprietary and patented technology for performing primary clinical diagnoses as substantially equivalent to other devices used for this purpose. To date, this and other digital pathology imaging systems available in the market have been limited to usage only in the areas of research, education and in performing secondary diagnostic consultations. Further, the submission covers the complete imaging System including Trestle’s image capture hardware device and its intelligent software drivers. These software applications include a patented Region of Interest Detection technology, a Focal Mapping technology and a Digital Image Archiving and Clinical Workflow Management technology. Trestle intends to make additional equivalency submissions in the future to allow similar clearance for other imaging platforms in its product portfolio.

This submission is supported by clinical data derived from Trestle’s recently completed Clinical Validation Study under the auspices of The University of Pittsburgh and The University of Pittsburgh Medical Center. This study was designed to provide data regarding the equivalency of its digital whole-slide imaging technology to traditional microscopy. The study demonstrated equivalency in using this technology in performing primary clinical diagnoses when compared to diagnoses performed using traditional microscopes and glass slides.

The study encompassed three separate pathologists each reviewing 202 cases aggregating over 1800 slides, both glass and digital, rendering 606 diagnoses. The Clinical Validation Study’s major findings indiciate that no meaningful deviation or bias was introduced by utilizing digital whole-slide images in performing primary diagnoses with a 4.3% discrepancy rate. This compares with a 1.4% to 5.7% discrepancy rate generally associated with rendering second opinions.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

99.1	Press release dated October 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

Date: October 24, 2005	By:	/s/ BARRY HALL
___________________________ Barry Hall
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated as of October 21, 2005.